Exhibit 99.2

Capital One Financial Corporation

Financial Supplement

Third Quarter 2013(1)(2)

(1)	The information contained in this Financial Supplement is preliminary and based on data available at the time of the earnings presentation, and investors should refer to our Quarterly Report on Form 10-Q for the period ended September 30, 2013 once it is filed with the Securities and Exchange Commission.
(2)	References to ING Direct refer to the business and assets acquired and liabilities assumed in the February 17, 2012 acquisition. References to the 2012 U.S. card acquisition refer to the May 1, 2012 transaction in which we acquired substantially all of HSBC’s credit card and private-label credit card business in the United States.

CAPITAL ONE FINANCIAL CORPORATION (COF)

Table 1: Financial Summary—Consolidated(1)

(Dollars in millions, except per share data and as noted) (unaudited)	2013 Q3	2013 Q2	2013 Q1	2012 Q4	2012 Q3
Earnings
Net interest income	$4,560	$4,553	$4,570	$4,528	$4,646
Non-interest income(2)	1,091	1,085	981	1,096	1,136

Total net revenue(3)	5,651	5,638	5,551	5,624	5,782

Provision for credit losses	849	762	885	1,151	1,014
Non-interest expense:
Marketing	299	330	317	393	316
Amortization of intangibles(4)	161	167	177	191	199
Acquisition-related(5)	37	50	46	69	48
Operating expenses	2,650	2,512	2,488	2,602	2,482

Total non-interest expense	3,147	3,059	3,028	3,255	3,045

Income from continuing operations before income taxes	1,655	1,817	1,638	1,218	1,723
Income tax provision	525	581	494	370	535

Income from continuing operations, net of tax	1,130	1,236	1,144	848	1,188
Loss from discontinued operations, net of tax(2)	(13)	(119)	(78)	(5)	(10)

Net income	1,117	1,117	1,066	843	1,178
Dividends and undistributed earnings allocated to participating securities(6)	(5)	(4)	(5)	(3)	(5)
Preferred stock dividends	(13)	(13)	(13)	(15)	—

Net income available to common stockholders	$1,099	$1,100	$1,048	$825	$1,173

Common Share Statistics
Basic EPS:(6)
Income from continuing operations, net of tax	$1.91	$2.09	$1.94	$1.43	$2.05
Loss from discontinued operations, net of tax	(0.02)	(0.20)	(0.13)	(0.01)	(0.02)

Net income per common share	$1.89	$1.89	$1.81	$1.42	$2.03

Diluted EPS:(6)
Income from continuing operations, net of tax	$1.88	$2.07	$1.92	$1.42	$2.03
Loss from discontinued operations, net of tax	(0.02)	(0.20)	(0.13)	(0.01)	(0.02)

Net income per common share	$1.86	$1.87	$1.79	$1.41	$2.01

Weighted average common shares outstanding (in millions) for:
Basic EPS	582.3	581.5	580.5	579.2	578.3
Diluted EPS	591.1	588.8	586.3	585.6	584.1
Common shares outstanding (period end, in millions)	582.0	584.9	584.0	582.2	581.3
Dividends per common share	$0.30	$0.30	$0.05	$0.05	$0.05
Tangible book value per common share (period end)(7)	43.19	41.57	41.87	40.23	38.70
Balance Sheet (Period End)
Loans held for investment(8)	$191,814	$191,512	$191,333	$205,889	$203,132
Interest-earning assets	259,152	265,693	268,479	280,096	270,661
Total assets	289,888	296,542	300,163	312,918	301,989
Interest-bearing deposits	184,553	187,768	191,093	190,018	192,488
Total deposits	206,834	209,865	212,410	212,485	213,255
Borrowings	31,845	36,231	37,492	49,910	38,377
Common equity	40,897	40,188	40,443	39,646	38,819
Total stockholders’ equity	41,750	41,041	41,296	40,499	39,672
Balance Sheet (Quarterly Average Balances)
Loans held for investment(8)	$191,135	$190,562	$195,997	$202,944	$202,856
Interest-earning assets	264,796	266,544	272,345	277,886	266,803
Total assets	294,939	297,766	303,223	308,096	297,154
Interest-bearing deposits	186,752	189,311	190,612	192,122	193,700
Total deposits	208,340	210,650	211,555	213,494	213,323
Borrowings	36,355	36,915	41,574	44,189	36,451
Common equity	40,431	40,726	40,107	39,359	38,079
Total stockholders’ equity	41,284	41,579	40,960	40,212	38,535

CAPITAL ONE FINANCIAL CORPORATION (COF)

Table 2: Selected Metrics—Consolidated(1)

(Dollars in millions, except per share data and as noted) (unaudited)	2013 Q3	2013 Q2	2013 Q1	2012 Q4	2012 Q3
Performance Metrics
Net interest income growth (quarter over quarter)	—%	—%	1%	(3)%	16%
Non-interest income growth (quarter over quarter)	1	11	(10)	(4)	8
Total net revenue growth (quarter over quarter)	—	2	(1)	(3)	14
Total net revenue margin(9)	8.54	8.46	8.15	8.10	8.67
Net interest margin(10)	6.89	6.83	6.71	6.52	6.97
Return on average assets(11)	1.53	1.66	1.51	1.10	1.60
Return on average tangible assets(12)	1.62	1.75	1.59	1.16	1.69
Return on average common equity(13)	11.00	11.97	11.23	8.44	12.43
Return on average tangible common equity(14)	18.08	19.70	18.79	14.42	21.84
Non-interest expense as a % of average loans held for investment(15)	6.59	6.42	6.18	6.42	6.00
Efficiency ratio(16)	55.69	54.26	54.55	57.88	52.66
Effective income tax rate for continuing operations	31.7	32.0	30.2	30.4	31.1
Full-time equivalent employees (in thousands), period end	39.6	39.6	39.3	39.6	37.6
Credit Quality Metrics(8)
Allowance for loan and lease losses	$4,333	$4,407	$4,606	$5,156	$5,154
Allowance as a % of loans held for investment	2.26%	2.30%	2.41%	2.50%	2.54%
Allowance as a % of loans held for investment (excluding acquired loans)	2.66	2.74	2.91	3.02	3.11
Net charge-offs	$917	$969	$1,079	$1,150	$887
Net charge-off rate(17)	1.92%	2.03%	2.20%	2.26%	1.75%
Net charge-off rate (excluding acquired loans)(17)	2.29	2.46	2.69	2.78	2.18
30+ day performing delinquency rate	2.54	2.35	2.37	2.70	2.54
30+ day performing delinquency rate (excluding acquired loans)	3.01	2.83	2.90	3.29	3.15
30+ day delinquency rate(18)	**	2.71	2.74	3.09	2.92
30+ day delinquency rate (excluding acquired loans)(18)	**	3.26	3.35	3.77	3.62
Capital Ratios(19)
Tier 1 common ratio	12.7%	12.1%	11.8%	11.0%	10.7%
Tier 1 risk-based capital ratio	13.1	12.4	12.2	11.3	12.7
Total risk-based capital ratio	15.3	14.7	14.4	13.6	15.0
Tangible common equity (“TCE”) ratio	9.2	8.7	8.6	7.9	7.9

CAPITAL ONE FINANCIAL CORPORATION (COF)

Table 3: Consolidated Statements of Income(1)

	Three Months Ended			Nine Months Ended
(Dollars in millions, except per share data) (unaudited)	September 30, 2013	June 30, 2013	September 30, 2012	September 30, 2013	September 30, 2012
Interest income:
Loans, including loans held for sale	$4,579	$4,596	$4,903	$13,824	$12,817
Investment securities	396	391	335	1,161	968
Other	23	23	16	74	64

Total interest income	4,998	5,010	5,254	15,059	13,849

Interest expense:
Deposits	309	318	371	953	1,055
Securitized debt obligations	42	45	64	143	213
Senior and subordinated notes	76	82	85	240	260
Other borrowings	11	12	88	40	260

Total interest expense	438	457	608	1,376	1,788

Net interest income	4,560	4,553	4,646	13,683	12,061
Provision for credit losses	849	762	1,014	2,496	3,264

Net interest income after provision for credit losses	3,711	3,791	3,632	11,187	8,797

Non-interest income(2):
Service charges and other customer-related fees	530	534	557	1,614	1,511
Interchange fees, net	476	486	452	1,407	1,188
Net other-than-temporary impairment losses recognized in earnings	(11)	(4)	(13)	(40)	(40)
Bargain purchase gain(20)	—	—	—	—	594
Other	96	69	140	176	458

Total non-interest income	1,091	1,085	1,136	3,157	3,711

Non-interest expense:
Salaries and associate benefits	1,145	1,104	1,002	3,329	2,837
Occupancy and equipment	369	356	354	1,075	947
Marketing	299	330	316	946	971
Professional services	320	329	310	956	916
Communications and data processing	224	233	198	667	573
Amortization of intangibles(4)	161	167	199	505	418
Acquisition-related(5)	37	50	48	133	267
Other	592	490	618	1,623	1,762

Total non-interest expense	3,147	3,059	3,045	9,234	8,691

Income from continuing operations before income taxes	1,655	1,817	1,723	5,110	3,817
Income tax provision	525	581	535	1,600	931

Income from continuing operations, net of tax	1,130	1,236	1,188	3,510	2,886
Loss from discontinued operations, net of tax(2)	(13)	(119)	(10)	(210)	(212)

Net income	1,117	1,117	1,178	3,300	2,674
Dividends and undistributed earnings allocated to participating securities(6)	(5)	(4)	(5)	(14)	(12)
Preferred stock dividends	(13)	(13)	—	(39)	—

Net income available to common stockholders	$1,099	$1,100	$1,173	$3,247	$2,662

Basic earnings per common share:(6)
Income from continuing operations	$1.91	$2.09	$2.05	$5.94	$5.18
Loss from discontinued operations	(0.02)	(0.20)	(0.02)	(0.36)	(0.38)

Net income per basic common share	$1.89	$1.89	$2.03	$5.58	$4.80

Diluted earnings per common share:(6)
Income from continuing operations	$1.88	$2.07	$2.03	$5.87	$5.13
Loss from discontinued operations	(0.02)	(0.20)	(0.02)	(0.36)	(0.38)

Net income per diluted common share	$1.86	$1.87	$2.01	$5.51	$4.75

Weighted average common shares outstanding (in millions) for:
Basic EPS	582.3	581.5	578.3	581.4	555.0
Diluted EPS	591.1	588.8	584.1	589.0	560.1
Dividends paid per common share	$0.30	$0.30	$0.05	$0.65	$0.15

CAPITAL ONE FINANCIAL CORPORATION (COF)

Table 4: Consolidated Balance Sheets(1)

(Dollars in millions)(unaudited)	September 30, 2013	December 31, 2012	September 30, 2012
Assets:
Cash and cash equivalents:
Cash and due from banks	$2,855	$3,440	$1,855
Interest-bearing deposits with banks	2,481	7,617	3,860
Federal funds sold and securities purchased under agreements to resell	382	1	254

Total cash and cash equivalents	5,718	11,058	5,969
Restricted cash for securitization investors	390	428	760
Securities available for sale, at fair value	43,132	63,979	61,464
Securities held to maturity, at amortized cost	18,276	9	—
Loans held for investment:
Unsecuritized loans held for investment	152,332	162,059	159,219
Restricted loans for securitization investors	39,482	43,830	43,913

Total loans held for investment	191,814	205,889	203,132
Less: Allowance for loan and lease losses	(4,333)	(5,156)	(5,154)

Net loans held for investment	187,481	200,733	197,978
Loans held for sale, at lower of cost or fair value	180	201	187
Premises and equipment, net	3,792	3,587	3,519
Interest receivable	1,304	1,694	1,614
Goodwill	13,906	13,904	13,901
Other	15,709	17,325	16,597

Total assets	$289,888	$312,918	$301,989

Liabilities:
Interest payable	$276	$450	$368
Customer deposits:
Non-interest bearing deposits	22,281	22,467	20,767
Interest-bearing deposits	184,553	190,018	192,488

Total customer deposits	206,834	212,485	213,255
Securitized debt obligations	9,544	11,398	12,686
Other debt:
Federal funds purchased and securities loaned or sold under agreements to repurchase	1,686	1,248	967
Senior and subordinated notes	12,395	12,686	11,756
Other borrowings	8,220	24,578	12,968

Total other debt	22,301	38,512	25,691
Other liabilities	9,183	9,574	10,317

Total liabilities	248,138	272,419	262,317

Stockholders’ equity:
Preferred stock	—	—	853
Common stock	6	6	6
Additional paid-in capital, net	26,426	26,188	25,265
Retained earnings	19,731	16,853	16,054
Accumulated other comprehensive income (“AOCI”)	(839)	739	781
Treasury stock, at cost	(3,574)	(3,287)	(3,287)

Total stockholders’ equity	41,750	40,499	39,672

Total liabilities and stockholders’ equity	$289,888	$312,918	$301,989

CAPITAL ONE FINANCIAL CORPORATION (COF)

Table 5: Notes to Financial & Selected Metrics and Consolidated Financial Statements (Tables 1 — 4)

(1)	Certain prior period amounts have been reclassified to conform to the current period presentation.
(2)	We recorded a benefit for mortgage representation and warranty losses of $4 million in Q3 2013, and a provision for mortgage representation and warranty losses of $183 million in Q2 2013 and $97 million in Q1 2013. We did not record a provision for mortgage representation and warranty losses in Q4 2012 or Q3 2012. The majority of the provision for representation and warranty losses is generally included net of tax in discontinued operations, with the remaining amount included pre-tax in non-interest income. The mortgage representation and warranty reserve was $1.2 billion as of September 30, 2013, $899 million as of December 31, 2012, and $919 million as of September 30, 2012.
(3)	Total net revenue was reduced by $154 million in Q3 2013, $192 million in Q2 2013, $265 million in Q1 2013, $318 million in Q4 2012 and $185 million in Q3 2012 for the estimated uncollectible amount of billed finance charges and fees.
(4)	Includes purchased credit card relationship (“PCCR”) intangible amortization of $106 million in Q3 2013, $110 million in Q2 2013, $116 million in Q1 2013, $127 million in Q4 2012 and $131 million in Q3 2012, the substantial majority of which is attributable to the 2012 U.S. card acquisition. Includes core deposit intangible amortization of $40 million in Q3 2013, $43 million in Q2 2013, $44 million in Q1 2013, $47 million in Q4 2012 and $49 million in Q3 2012.
(5)	Acquisition-related costs include transaction costs, legal and other professional or consulting fees, restructuring costs, and integration expense.
(6)	Dividends and undistributed earnings allocated to participating securities and EPS are computed independently for each period. Accordingly, the sum of each quarter may not agree to the year-to-date total.
(7)	Tangible book value per common share is a non-GAAP measure calculated based on tangible common equity divided by common shares outstanding. See “Table 13: Reconciliation of Non-GAAP Measures and Calculation of Regulatory Capital Measures Under Basel I” for additional information.
(8)	Loans held for investment includes acquired loans accounted for based on cash flows expected to be collected. We use the term “acquired loans” to refer to a limited portion of the credit card loans acquired in the 2012 U.S. card acquisition and the substantial majority of loans acquired in the ING Direct and Chevy Chase Bank (“CCB”) acquisitions, which were recorded at fair value at acquisition and subsequently accounted for based on estimated cash flows expected to be collected over the life of the loans (under the accounting standard formerly known as “SOP 03-3”). See “Table 12: Notes to Loan and Business Segment Disclosures (Tables 7-11)” for information on the amount of acquired loans for each of the periods presented.
(9)	Calculated based on annualized total net revenue for the period divided by average interest-earning assets for the period.
(10)	Calculated based on annualized net interest income for the period divided by average interest-earning assets for the period.
(11)	Calculated based on annualized income from continuing operations, net of tax, for the period divided by average total assets for the period.
(12)	Calculated based on annualized income from continuing operations, net of tax, for the period divided by average tangible assets for the period. See “Table 13: Reconciliation of Non-GAAP Measures and Calculation of Regulatory Capital Measures Under Basel I” for additional information.
(13)	Calculated based on the annualized sum of (i) income from continuing operations, net of tax; (ii) less dividends and undistributed earnings allocated to participating securities; (iii) less preferred stock dividends, for the period, divided by average common equity. Our calculation of return on average common equity may not be comparable to similarly titled measures reported by other companies.
(14)	Calculated as the annualized sum of (i) income from continuing operations, net of tax; (ii) less dividends and undistributed earnings allocated to participating securities; (iii) less preferred stock dividends, for the period, divided by average tangible common equity. Our calculation of return on average tangible common equity may not be comparable to similarly titled measures reported by other companies. See “Table 13: Reconciliation of Non-GAAP Measures and Calculation of Regulatory Capital Measures Under Basel I” for additional information.
(15)	Calculated based on annualized non-interest expense for the period divided by average loans held for investment for the period.
(16)	Calculated based on non-interest expense, excluding goodwill impairment charges, for the period divided by total net revenue for the period.
(17)	Calculated based on annualized net charge-offs for the period divided by average loans held for investment for the period.
(18)	The 30+ day delinquency rate as of the end of Q3 2013 will be provided in the Quarterly Report on Form 10-Q for the period ended September 30, 2013.
(19)	Capital ratios are calculated under Basel I. Ratios as of the end of Q3 2013 are preliminary and therefore subject to change. TCE ratio is a non-GAAP capital ratio. See “Table 13: Reconciliation of Non-GAAP Measures and Calculation of Regulatory Capital Measures Under Basel I” for information on the calculation of each of these ratios.
(20)	A bargain purchase gain of $594 million was recognized in earnings in Q1 2012 attributable to the February 17, 2012 acquisition of ING Direct. The bargain purchase gain represents the excess of the fair value of the net assets acquired in the ING Direct acquisition as of the acquisition date over the consideration transferred.

CAPITAL ONE FINANCIAL CORPORATION (COF)

Table 6: Average Balances, Net Interest Income and Net Interest Margin(1)

	2013 Q3			2013 Q2			2012 Q3
(Dollars in millions)(unaudited)	Average Balance	Interest Income/ Expense(2)	Yield/ Rate(2)	Average Balance	Interest Income/ Expense(2)	Yield/ Rate(2)	Average Balance	Interest Income/ Expense(2)	Yield/ Rate(2)
Interest-earning assets:
Loans, including loans held for sale	$195,839	$4,579	9.35%	$196,874	$4,596	9.34%	$203,463	$4,903	9.64%
Investment securities(3)	63,317	396	2.50	63,907	391	2.45	57,928	335	2.31
Cash equivalents and other	5,640	23	1.63	5,763	23	1.60	5,412	16	1.18

Total interest-earning assets	$264,796	$4,998	7.55%	$266,544	$5,010	7.52%	$266,803	$5,254	7.88%

Interest-bearing liabilities:
Interest-bearing deposits	$186,752	$309	0.66%	$189,311	$318	0.67%	$193,700	$371	0.77%
Securitized debt obligations	10,243	42	1.64	10,942	45	1.65	13,331	64	1.92
Senior and subordinated notes	12,314	76	2.47	12,692	82	2.58	11,035	85	3.08
Other borrowings	13,798	11	0.32	13,281	12	0.36	12,085	88	2.91

Total interest-bearing liabilities	$223,107	$438	0.79%	$226,226	$457	0.81%	$230,151	$608	1.06%

Net interest income/spread		$4,560	6.76%		$4,553	6.71%		$4,646	6.82%

Impact of non-interest bearing funding			0.13			0.12			0.15

Net interest margin			6.89%			6.83%			6.97%

	Nine Months Ended September 30,
	2013			2012
(Dollars in millions)(unaudited)	Average Balance	Interest Income/ Expense(2)	Yield/ Rate(2)	Average Balance	Interest Income/ Expense(2)	Yield/ Rate(2)
Interest-earning assets:
Loans, including loans held for sale	$197,701	$13,824	9.32%	$183,542	$12,817	9.31%
Investment securities(3)	63,725	1,161	2.43	55,158	968	2.34
Cash equivalents and other	6,164	74	1.60	8,762	64	0.97

Total interest-earning assets	$267,590	$15,059	7.50%	$247,462	$13,849	7.46%

Interest-bearing liabilities:
Interest-bearing deposits	$188,877	$953	0.67%	$180,372	$1,055	0.78%
Securitized debt obligations	10,975	143	1.74	14,816	213	1.92
Senior and subordinated notes	12,331	240	2.60	10,839	260	3.20
Other borrowings	14,955	40	0.36	10,301	260	3.37

Total interest-bearing liabilities	$227,138	$1,376	0.81%	$216,328	$1,788	1.10%

Net interest income/spread		$13,683	6.69%		$12,061	6.36%

Impact of non-interest bearing funding			0.13			0.14

Net interest margin			6.82%			6.50%

(1)	Certain prior period amounts have been reclassified to conform to the current period presentation.
(2)	Interest income and interest expense and the calculation of average yields on interest-earning assets and average rates on interest-bearing liabilities include the impact of hedge accounting.
(3)	Prior to Q2 2013, average balances for investment securities were calculated based on fair value amounts. Effective Q2 2013, average balances are calculated based on the amortized cost of investment securities. The impact of this change on prior period yields is not material.

CAPITAL ONE FINANCIAL CORPORATION (COF)

Table 7: Loan Information and Performance Statistics(1)(2)

(Dollars in millions)(unaudited)	2013 Q3	2013 Q2	2013 Q1	2012 Q4	2012 Q3
Period-end Loans Held For Investment
Credit card:
Domestic credit card	$69,936	$70,490	$70,361	$83,141	$80,621
International credit card	8,031	7,820	8,036	8,614	8,412

Total credit card	77,967	78,310	78,397	91,755	89,033

Consumer banking:
Automobile	30,803	29,369	27,940	27,123	26,434
Home loan	36,817	39,163	41,931	44,100	46,275
Retail banking	3,665	3,686	3,742	3,904	4,029

Total consumer banking	71,285	72,218	73,613	75,127	76,738

Commercial banking:
Commercial and multifamily real estate	19,523	18,570	17,878	17,732	16,963
Commercial and industrial	21,848	21,170	20,127	19,892	18,965

Total commercial lending	41,371	39,740	38,005	37,624	35,928
Small-ticket commercial real estate	1,028	1,065	1,145	1,196	1,281

Total commercial banking	42,399	40,805	39,150	38,820	37,209

Other loans	163	179	173	187	152

Total	$191,814	$191,512	$191,333	$205,889	$203,132

Average Loans Held For Investment
Credit card:
Domestic credit card	$69,947	$69,966	$74,714	$80,718	$80,502
International credit card	7,782	7,980	8,238	8,372	8,154

Total credit card	77,729	77,946	82,952	89,090	88,656

Consumer banking:
Automobile	30,157	28,677	27,477	26,881	25,923
Home loan	37,852	40,532	43,023	45,250	47,262
Retail banking	3,655	3,721	3,786	3,967	4,086

Total consumer banking	71,664	72,930	74,286	76,098	77,271

Commercial banking:
Commercial and multifamily real estate	19,047	18,084	17,454	17,005	16,654
Commercial and industrial	21,491	20,332	19,949	19,344	18,817

Total commercial lending	40,538	38,416	37,403	36,349	35,471
Small-ticket commercial real estate	1,038	1,096	1,173	1,249	1,296

Total commercial banking	41,576	39,512	38,576	37,598	36,767

Other loans	166	174	183	158	162

Total	$191,135	$190,562	$195,997	$202,944	$202,856

Net Charge-off Rates
Credit card:
Domestic credit card	3.67%	4.28%	4.43%	4.35%	3.04%
International credit card	4.71	5.08	4.59	3.99	4.95

Total credit card	3.78	4.36	4.45	4.32	3.22

Consumer banking:
Automobile	2.01	1.28	1.78	2.24	1.79
Home loan	0.06	0.03	0.04	(0.06)	0.28
Retail banking	1.38	1.50	1.85	2.45	1.20

Total consumer banking	0.95	0.60	0.78	0.88	0.83

Commercial banking:
Commercial and multifamily real estate	(0.11)	0.04	0.01	(0.08)	(0.05)
Commercial and industrial	0.18	0.03	0.04	0.13	—

Total commercial lending	0.04	0.03	0.03	0.03	(0.03)
Small-ticket commercial real estate	1.26	0.45	1.41	2.02	0.79

Total commercial banking	0.07	0.04	0.07	0.10	—

Other loans	12.17	13.10	14.53	24.23	30.11

Total	1.92%	2.03%	2.20%	2.26%	1.75%

30+ Day Performing Delinquency Rates
Credit card:
Domestic credit card	3.46%	3.05%	3.37%	3.61%	3.52%
International credit card	3.86	3.84	4.04	3.58	4.92

Total credit card	3.51%	3.13%	3.44%	3.61%	3.65%

Consumer banking:
Automobile	6.29%	6.03%	5.58%	7.00%	6.12%
Home loan	0.14	0.12	0.14	0.13	0.15
Retail banking	0.68	0.68	0.83	0.76	0.73

Total consumer banking	2.82%	2.55%	2.24%	2.65%	2.23%

Nonperforming Asset Rates(3)
Credit card:
International credit card	1.16%	1.20%	1.13%	1.16%	—%

Total credit card	0.12%	0.12%	0.12%	0.11%	—%

Consumer banking:
Automobile	0.58%	0.50%	0.40%	0.63%	0.52%
Home loan	1.08	1.08	1.02	1.00	0.98
Retail banking	1.10	1.11	1.24	1.85	2.25

Total consumer banking	0.87%	0.84%	0.80%	0.91%	0.89%

Commercial banking:
Commercial and multifamily real estate	0.40%	0.56%	0.76%	0.82%	1.04%
Commercial and industrial	0.65	0.65	0.64	0.72	0.68

Total commercial lending	0.53%	0.61%	0.69%	0.77%	0.85%
Small-ticket commercial real estate	1.49	1.11	2.42	0.97	1.49

Total commercial banking	0.56%	0.62%	0.74%	0.77%	0.87%

CAPITAL ONE FINANCIAL CORPORATION (COF)

Table 8: Financial & Statistical Summary—Credit Card Business(1)(2)

(Dollars in millions) (unaudited)	2013 Q3	2013 Q2	2013 Q1	2012 Q4	2012 Q3
Credit Card
Earnings:
Net interest income	$2,757	$2,804	$2,830	$2,849	$2,991
Non-interest income	834	832	821	883	826

Total net revenue	3,591	3,636	3,651	3,732	3,817
Provision for credit losses	617	713	743	1,000	892
Non-interest expense	1,904	1,819	1,848	1,933	1,790

Income (loss) from continuing operations before taxes	1,070	1,104	1,060	799	1,135
Income tax provision (benefit)	376	385	374	279	394

Income (loss) from continuing operations, net of tax	$694	$719	$686	$520	$741

Selected performance metrics:
Period-end loans held for investment	$77,967	$78,310	$78,397	$91,755	$89,033
Average loans held for investment	77,729	77,946	82,952	89,090	88,656
Average yield on loans held for investment(4)	15.72%	15.94%	15.16%	14.33%	15.03%
Total net revenue margin(5)	18.48	18.66	17.61	16.76	17.22
Net charge-off rate	3.78	4.36	4.45	4.32	3.22
30+ day performing delinquency rate	3.51	3.13	3.44	3.61	3.65
30+ day delinquency rate(6)	**	3.22	3.53	3.69	3.65
Nonperforming loan rate(3)	0.12	0.12	0.12	0.11	—
Card loan premium amortization and other intangible accretion(7)	$45	$57	$57	$65	$82
PCCR intangible amortization	106	110	116	127	131
Purchase volume(8)	50,943	50,788	45,098	52,853	48,020
Domestic Card
Earnings:
Net interest income	$2,492	$2,536	$2,556	$2,583	$2,715
Non-interest income	749	737	724	798	722

Total net revenue	3,241	3,273	3,280	3,381	3,437
Provision for credit losses	529	647	647	911	811
Non-interest expense	1,713	1,635	1,633	1,727	1,584

Income (loss) from continuing operations before taxes	999	991	1,000	743	1,042
Income tax provision (benefit)	355	353	356	263	369

Income (loss) from continuing operations, net of tax	$644	$638	$644	$480	$673

Selected performance metrics:
Period-end loans held for investment	$69,936	$70,490	$70,361	$83,141	$80,621
Average loans held for investment	69,947	69,966	74,714	80,718	80,502
Average yield on loans held for investment(4)	15.65%	15.91%	15.07%	14.20%	14.88%
Total net revenue margin(5)	18.53	18.71	17.56	16.75	17.08
Net charge-off rate	3.67	4.28	4.43	4.35	3.04
30+ day performing delinquency rate	3.46	3.05	3.37	3.61	3.52
30+ day delinquency rate(6)	**	3.05	3.37	3.61	3.52
Purchase volume(8)	$47,420	$47,273	$41,831	$48,918	$44,552
International Card
Earnings:
Net interest income	$265	$268	$274	$266	$276
Non-interest income	85	95	97	85	104

Total net revenue	350	363	371	351	380
Provision for credit losses	88	66	96	89	81
Non-interest expense	191	184	215	206	206

Income (loss) from continuing operations before taxes	71	113	60	56	93
Income tax provision (benefit)	21	32	18	16	25

Income (loss) from continuing operations, net of tax	$50	$81	$42	$40	$68

Selected performance metrics:
Period-end loans held for investment	$8,031	$7,820	$8,036	$8,614	$8,412
Average loans held for investment	7,782	7,980	8,238	8,372	8,154
Average yield on loans held for investment	16.35%	16.19%	15.97%	15.59%	16.47%
Total net revenue margin	17.99	18.20	18.01	16.77	18.64
Net charge-off rate	4.71	5.08	4.59	3.99	4.95
30+ day performing delinquency rate	3.86	3.84	4.04	3.58	4.92
30+ day delinquency rate(6)	**	4.79	4.93	4.49	4.92
Nonperforming loan rate(3)	1.16	1.20	1.13	1.16	—
Purchase volume(8)	$3,523	$3,515	$3,267	$3,935	$3,468

CAPITAL ONE FINANCIAL CORPORATION (COF)

Table 9: Financial & Statistical Summary—Consumer Banking Business(1)(2)

(Dollars in millions) (unaudited)	2013 Q3	2013 Q2	2013 Q1	2012 Q4	2012 Q3
Consumer Banking
Earnings:
Net interest income	$1,481	$1,478	$1,478	$1,503	$1,501
Non-interest income	184	189	181	161	260

Total net revenue	1,665	1,667	1,659	1,664	1,761
Provision for credit losses	202	67	175	169	202
Non-interest expense	927	910	890	992	977

Income from continuing operations before taxes	536	690	594	503	582
Income tax provision	191	246	211	178	206

Income from continuing operations, net of tax	$345	$444	$383	$325	$376

Selected performance metrics:
Period-end loans held for investment	$71,285	$72,218	$73,613	$75,127	$76,738
Average loans held for investment	71,664	72,930	74,286	76,098	77,271
Average yield on loans held for investment	6.21%	5.99%	5.93%	5.94%	6.05%
Auto loan originations	$4,752	$4,525	$3,789	$3,479	$3,905
Period-end deposits	168,437	169,789	172,605	172,396	173,100
Average deposits	169,082	170,733	171,089	172,654	173,334
Deposit interest expense rate	0.63%	0.64%	0.64%	0.68%	0.71%
Core deposit intangible amortization	$34	$35	$37	$39	$41
Net charge-off rate	0.95%	0.60%	0.78%	0.88%	0.83%
30+ day performing delinquency rate	2.82	2.55	2.24	2.65	2.23
30+ day delinquency rate(6)	**	3.15	2.81	3.34	2.91
Nonperforming loan rate	0.79	0.78	0.74	0.85	0.84
Nonperforming asset rate(3)	0.87	0.84	0.80	0.91	0.89
Period-end loans serviced for others	$14,043	$14,313	$14,869	$15,333	$15,659

CAPITAL ONE FINANCIAL CORPORATION (COF)

Table 10: Financial & Statistical Summary—Commercial Banking Business(1)(2)

(Dollars in millions) (unaudited)	2013 Q3	2013 Q2	2013 Q1	2012 Q4	2012 Q3
Commercial Banking
Earnings:
Net interest income	$480	$457	$454	$450	$432
Non-interest income	87	93	84	86	87

Total net revenue(9)	567	550	538	536	519
Provision for credit losses	31	(14)	(35)	(20)	(87)
Non-interest expense	266	269	258	294	253

Income from continuing operations before taxes	270	295	315	262	353
Income tax provision	96	105	112	93	125

Income from continuing operations, net of tax	$174	$190	$203	$169	$228

Selected performance metrics:
Period-end loans held for investment	$42,399	$40,805	$39,150	$38,820	$37,209
Average loans held for investment	41,576	39,512	38,576	37,598	36,767
Average yield on loans held for investment	3.87%	3.84%	3.91%	4.15%	4.14%
Period-end deposits	$30,592	$30,869	$30,275	$29,866	$28,670
Average deposits	30,685	30,746	30,335	29,476	28,063
Deposit interest expense rate	0.27%	0.26%	0.28%	0.28%	0.31%
Core deposit intangible amortization	$6	$8	$7	$8	$8
Net charge-off rate	0.07%	0.04%	0.07%	0.10%	—%
Nonperforming loan rate	0.47	0.60	0.71	0.73	0.82
Nonperforming asset rate(3)	0.56	0.62	0.74	0.77	0.87

Risk category:(10)
Noncriticized	$40,940	$39,168	$37,359	$36,839	$35,112
Criticized performing	968	1,087	1,191	1,340	1,394
Criticized nonperforming	201	244	277	282	305

Total risk-rated loans	42,109	40,499	38,827	38,461	36,811
Acquired commercial loans	290	306	323	359	398

Total commercial loans	$42,399	$40,805	$39,150	$38,820	$37,209

% of period-end commercial loans held for investment:
Noncriticized	96.5%	96.0%	95.4%	94.9%	94.4%
Criticized performing	2.3	2.7	3.1	3.5	3.7
Criticized nonperforming	0.5	0.6	0.7	0.7	0.8

Total risk-rated loans	99.3	99.3	99.2	99.1	98.9
Acquired commercial loans	0.7	0.7	0.8	0.9	1.1

Total commercial loans	100.0%	100.0%	100.0%	100.0%	100.0%

CAPITAL ONE FINANCIAL CORPORATION (COF)

Table 11: Financial & Statistical Summary—Other and Total(1)(2)

(Dollars in millions) (unaudited)	2013 Q3	2013 Q2	2013 Q1	2012 Q4	2012 Q3
Other
Earnings:
Net interest expense	$(158)	$(186)	$(192)	$(274)	$(278)
Non-interest income	(14)	(29)	(105)	(34)	(37)

Total net revenue	(172)	(215)	(297)	(308)	(315)
Provision for credit losses	(1)	(4)	2	2	7
Non-interest expense	50	61	32	36	25

Income (loss) from continuing operations before taxes	(221)	(272)	(331)	(346)	(347)
Income tax benefit	(138)	(155)	(203)	(180)	(190)

Income (loss) from continuing operations, net of tax	$(83)	$(117)	$(128)	$(166)	$(157)

Selected performance metrics:
Period-end loans held for investment	$163	$179	$173	$187	$152
Average loans held for investment	166	174	183	158	162
Period-end deposits	7,805	9,207	9,530	10,223	11,485
Average deposits	8,573	9,171	10,131	11,364	11,926
Total
Earnings:
Net interest income	$4,560	$4,553	$4,570	$4,528	$4,646
Non-interest income	1,091	1,085	981	1,096	1,136

Total net revenue	5,651	5,638	5,551	5,624	5,782
Provision for credit losses	849	762	885	1,151	1,014
Non-interest expense	3,147	3,059	3,028	3,255	3,045

Income from continuing operations before taxes	1,655	1,817	1,638	1,218	1,723
Income tax provision	525	581	494	370	535

Income from continuing operations, net of tax	$1,130	$1,236	$1,144	$848	$1,188

Selected performance metrics:
Period-end loans held for investment	$191,814	$191,512	$191,333	$205,889	$203,132
Average loans held for investment	191,135	190,562	195,997	202,944	202,856
Period-end deposits	206,834	209,865	212,410	212,485	213,255
Average deposits	208,340	210,650	211,555	213,494	213,323

CAPITAL ONE FINANCIAL CORPORATION (COF)

Table 12: Notes to Loan and Business Segment Disclosures (Tables 7 — 11)

(1)	Certain prior period amounts have been reclassified to conform to the current period presentation.
(2)	Loans acquired as part of the ING Direct, CCB, and the 2012 U.S. card acquisitions are included in the denominator used in calculating our reported credit quality metrics. We therefore present certain reported credit quality metrics, adjusted to exclude from the denominator acquired loans accounted for based on estimated cash flows expected to be collected over the life of the loans (formerly SOP 03-3). The table below presents amounts related to acquired loans accounted for under SOP 03-3.

(Dollars in millions) (unaudited)	2013 Q3	2013 Q2	2013 Q1	2012 Q4	2012 Q3
Acquired loans accounted for under SOP 03-3:
Period-end unpaid principal balance	$31,377	$33,620	$36,216	$38,477	$40,749
Period-end loans held for investment	30,080	32,275	34,943	37,134	39,388
Average loans held for investment	30,713	33,144	35,706	37,899	40,158

(3)	Nonperforming assets consist of nonperforming loans, real estate owned (“REO”) and other foreclosed assets. The nonperforming asset ratios are calculated based on nonperforming assets for each category divided by the combined period-end total of loans held for investment, REO and other foreclosed assets for each respective category. The nonperforming loan ratios are calculated based on nonperforming loans for each category divided by period-end loans held for investment for each respective category.
(4)	The transfer of the Best Buy Stores, L.P. (“Best Buy”) portfolio to held for sale resulted in an increase in the average yield for Domestic Card and Total Card of 121 basis points and 110 basis points, respectively, in Q3 2013, 168 basis points and 152 basis points, respectively, in Q2 2013 and 107 basis points and 97 basis points, respectively, in Q1 2013. The sale of the Best Buy portfolio to Citi Bank, N.A was completed on September 6, 2013.
(5)	The transfer of the Best Buy portfolio to held for sale resulted in an increase in the net revenue margin for Domestic Card and Total Card of 136 basis points and 123 basis points, respectively, in Q3 2013, 188 basis points and 169 basis points, respectively, in Q2 2013 and 123 basis points and 112 basis points, respectively, in Q1 2013. The sale of the Best Buy portfolio to Citi Bank, N.A was completed on September 6, 2013.
(6)	The 30+ day delinquency rate as of the end of Q3 2013 will be provided in our Quarterly Report on Form 10-Q for the period ended September 30, 2013.
(7)	Represents the net reduction in interest income attributable to non-SOP 03-3 card loan premium amortization and other intangible accretion associated with the 2012 U.S. card acquisition.
(8)	Includes credit card purchase transactions, net of returns. Excludes cash advance transactions.
(9)	Because some of our tax-related commercial investments generate tax-exempt income or tax credits, we make certain reclassifications within our Commercial Banking business results to present revenues on a taxable-equivalent basis, calculated assuming an effective tax rate approximately equal to our federal statutory tax rate of 35%.
(10)	Criticized exposures correspond to the “Special Mention,” “Substandard” and “Doubtful” asset categories defined by bank regulatory authorities.

CAPITAL ONE FINANCIAL CORPORATION (COF)

Table 13: Reconciliation of Non-GAAP Measures and Calculation of Regulatory Capital Measures Under Basel I

In addition to disclosing regulatory capital measures under Basel I, we also report certain non-GAAP capital measures that management uses in assessing its capital adequacy. These non-GAAP measures include average tangible assets, average tangible common equity, tangible common equity (“TCE”) and TCE ratio. The table below provides the details of the calculation of our Basel I regulatory capital and non-GAAP capital measures. While our non-GAAP capital measures are widely used by investors, analysts and bank regulatory agencies to assess the capital position of financial services companies, they may not be comparable to similarly titled measures reported by other companies.

(Dollars in millions)(unaudited)	2013 Q3	2013 Q2	2013 Q1	2012 Q4	2012 Q3
Average Equity to Non-GAAP Average Tangible Common Equity
Average total stockholders’ equity	$41,284	$41,579	$40,960	$40,212	$38,535
Adjustments: Average goodwill and other intangible assets(1)	(15,829)	(15,974)	(16,141)	(16,340)	(16,408)
Noncumulative perpetual preferred stock(2)	(853)	(853)	(853)	(853)	(456)

Average tangible common equity(3)	$24,602	$24,752	$23,966	$23,019	$21,671

Stockholders’ Equity to Non-GAAP Tangible Common Equity
Total stockholders’ equity	$41,750	$41,041	$41,296	$40,499	$39,672
Adjustments: Goodwill and other intangible assets(1)	(15,760)	(15,872)	(15,992)	(16,224)	(16,323)
Noncumulative perpetual preferred stock(2)	(853)	(853)	(853)	(853)	(853)

Tangible common equity(3)	$25,137	$24,316	$24,451	$23,422	$22,496

Total Assets to Tangible Assets
Total assets	$289,888	$296,542	$300,163	$312,918	$301,989
Adjustments: Goodwill and other intangible assets(1)	(15,760)	(15,872)	(15,992)	(16,224)	(16,323)

Tangible assets	$274,128	$280,670	$284,171	$296,694	$285,666

Total Average Assets to Average Tangible Assets
Average total assets	$294,939	$297,766	$303,223	$308,096	$297,154
Adjustments: Average goodwill and other intangible assets(1)	(15,829)	(15,974)	(16,141)	(16,340)	(16,408)

Average tangible assets	$279,110	$281,792	$287,082	$291,756	$280,746

Non-GAAP TCE Ratio
Tangible common equity(3)	$25,137	$24,316	$24,451	$23,422	$22,496
Tangible assets	274,128	280,670	284,171	296,694	285,666
TCE ratio(3)	9.2%	8.7%	8.6%	7.9%	7.9%
Regulatory Capital Ratios(4)
Total stockholders’ equity	$41,750	$41,041	$41,296	$40,499	$39,672
Adjustments: Net unrealized gains on AFS securities recorded in AOCI(5)	736	503	(583)	(712)	(752)
Net (gains) losses on cash flow hedges recorded in AOCI(5)	123	175	15	2	(6)
Disallowed goodwill and other intangible assets	(14,263)	(14,309)	(14,361)	(14,428)	(14,497)
Disallowed deferred tax assets	—	—	—	—	(221)
Noncumulative perpetual preferred stock(2)	(853)	(853)	(853)	(853)	(853)
Other	(5)	(5)	(4)	(12)	(12)

Tier 1 common capital	27,488	26,552	25,510	24,496	23,331
Adjustments: Noncumulative perpetual preferred stock(2)	853	853	853	853	853
Tier 1 restricted core capital items(6)	2	2	1	2	3,636

Tier 1 capital	28,343	27,407	26,364	25,351	27,820

Adjustments: Long-term debt qualifying as Tier 2 capital	1,909	2,104	2,121	2,119	2,119
Qualifying allowance for loan and lease losses	2,727	2,781	2,738	2,830	2,767
Other Tier 2 components	8	12	11	13	17

Tier 2 capital	4,644	4,897	4,870	4,962	4,903

Total risk-based capital(7)	$32,987	$32,304	$31,234	$30,313	$32,723

Risk-weighted assets(8)	$215,901	$220,166	$216,458	$223,472	$218,390

Tier 1 common ratio(9)	12.7%	12.1%	11.8%	11.0%	10.7%
Tier 1 risk-based capital ratio(10)	13.1	12.4	12.2	11.3	12.7
Total risk-based capital ratio(11)	15.3	14.7	14.4	13.6	15.0

(1)	Includes impact from related deferred taxes.
(2)	Noncumulative perpetual preferred stock qualifies for Tier 1 capital; however, it is excluded from Tier 1 common capital.
(3)	TCE ratio is a non-GAAP measure calculated based on tangible common equity divided by tangible assets.
(4)	Regulatory capital ratios as of the end of Q3 2013 are preliminary and therefore subject to change.
(5)	Amounts presented are net of tax.
(6)	Consists primarily of trust preferred securities.
(7)	Total risk-based capital equals the sum of Tier 1 capital and Tier 2 capital.
(8)	Calculated based on prescribed regulatory guidelines.
(9)	Tier 1 common ratio is a regulatory measure calculated based on Tier 1 common capital divided by risk-weighted assets.
(10)	Tier 1 risk-based capital ratio is a regulatory capital measure calculated based on Tier 1 capital divided by risk-weighted assets.
(11)	Total risk-based capital ratio is a regulatory capital measure calculated based on total risk-based capital divided by risk-weighted assets.